Business Combination and Goodwill	12 Months Ended
Jun. 30, 2025
Business Combination and Goodwill [Abstract]
Business combination and Goodwill

Note 8 — Business combination and Goodwill

On December 2, 2024, the Company through the wholly-owned subsidiary, BVI Sub, obtained control of Ace Vision Group by acquired 100% interest in Ace Vision Technology Investment Limited. Ace Vision Technology Investment Limited, through its Hong Kong subsidiary, Ace Vision, which is engaged in IT consultancy services in Hong Kong. The acquisition was made as part of the Company’s strategy to improve our technology and consulting services offerings in the market. The purchase consideration of US$800,000, in the form of cash, was paid at the acquisition date. There has no contingent consideration.

The fair values of the identifiable assets and liabilities of Ace Vision Group as at the date of acquisition were as follows:

	Fair value recognized on acquisition
	2025
	HKD	US$
Account Receivables	$100,000	$12,739
Cash	88,076	11,220
Accounts payables	(30,000)	(3,822)
Tax payable	(21,703)	(2,765)
Other payables	(27,300)	(3,478)
Foreign exchange difference	-	8,842
Total identifiable net assets at fair value	$109,073	$22,736
Goodwill	6,101,447	777,264
Purchase consideration settled by cash	$6,210,520	$800,000

Goodwill arising from the acquisition was attributable to the benefit of expected synergies and future market development as of the date of acquisition. There is no impairment of goodwill being recognized during the financial year. None of the goodwill recognized is expected to be deductible for income tax purposes.

Since the acquisition, Ace Vision Group contributed HKD852,330 (US$108,578) to the Company’s revenue and HKD413,367 (US$52,659) to the consolidated net profit for the year ended 31 December 2024. Had the acquisition date of Ace Vision Group been July 1, 2024, the revenue and consolidated net profit of the Group would have been HKD1,034,285 (US$131,758) and HKD513,837 (US$65,458), respectively.